UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2010

COSTCO WHOLESALE CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20355	91-1223280
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

999 Lake Drive

Issaquah, WA 98027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 425-313-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) On October 7, 2010, the Company’s Board of Directors approved the promotion of James P. Murphy to Executive Vice President from Senior Vice President; he will continue to be responsible for oversight of the Company’s international operations in Asia and Europe. Previously, Mr. Murphy held various operational positions in the Company since 1987. He will continue to report to President and Chief Operating Officer W. Craig Jelinek.

Item 8.01. Other Events

The Board of Directors of the registrant declared a quarterly cash dividend on Costco Wholesale Corp. common stock. The dividend of $.205 per share declared on October 7, 2010, is payable November 12, 2010, to shareholders of record at the close of business on October 29, 2010.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are included in this report:

99.1.	Press release dated October 7, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on October 8, 2010.

COSTCO WHOLESALE CORPORATION

By:	/s/ Richard A. Galanti
Richard A. Galanti
Executive Vice President and Chief Financial Officer

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